Investment Strategy - Kirr, Marbach Partners Value Fund	Jan. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]

The Fund seeks to achieve its investment objective by investing in common stocks of companies with small-capitalizations (less than $1 billion), medium-capitalizations ($1-$15 billion) and large-capitalizations (more than $15 billion). Under normal circumstances, at least 65% of the Fund's total assets will consist of common stocks or other equity securities. The Adviser generally follows a value approach to investing for the Fund. Accordingly, the Fund will focus on securities of companies that the Adviser believes are undervalued relative to their intrinsic worth and possess certain characteristics that the Adviser believes will lead to a higher market price over time.